UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2008

General DataComm Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8086	06-0853856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Rubber Avenue, Naugatuck, CT	06770
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (203)-729-0271

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of  the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 24, 2008, the Company’s Subsidiary, General DataComm, Inc. entered into a Receivable Sales Agreement with Howard S. Modlin, the Company’s Chief Executive Officer pursuant to which Mr. Modlin has initially purchased receivables with a face value of $256,242 for an aggregate purchase price of $250,000.  The proceeds will be used for the Company’s working capital needs.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Receivable Sales Agreement between General DataComm, Inc. and Howard S. Modlin

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General DataComm Industries, Inc.
(Registrant)

By: /S/ William G. Henry
William G. Henry
Vice President, Finance and
Administration, and Principal Financial
Officer

October 27, 2008

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